UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2010

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Chief Financial Officer.

On June 21, 2010, Integral Systems, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting the appointment of Christopher B. Roberts as Chief Financial Officer of the Company. This Current Report on Form 8-K/A amends the prior Form 8-K to provide additional biographical information about Mr. Roberts.

Mr. Roberts serves as the Director of Finance and Administration for Infinity Technology, LLC, a provider of comprehensive enterprise IT and acquisition management solutions, a position he has held since January 2010. From 2007 to January 2010, Mr. Roberts worked as the Controller and Director of Contracts at Laguna Ventures, Inc., as previously disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: June 22, 2010	By:	/s/ R. Miller Adams
	Name:	R. Miller Adams
	Title:	Executive Vice President, General Counsel and Secretary